Financial instruments - financial and other risks	6 Months Ended
Jun. 30, 2022
Financial Instruments [Abstract]
Financial instruments - financial and other risks	Financial instruments - financial and other risks
Funding and capital risk management
We manage our funding and capital resources to ensure our ability to continue as a going concern while maximizing the return to shareholders through the optimization of our debt and equity balance.
IFRS 13 requires classifications of fair value measures into Levels 1, 2 and 3. Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair values and carrying values of our financial instruments at June 30, 2022 and December 31, 2021, respectively, are shown in the table below.
Categories of Financial Instruments

	As of June 30, 2022		As of December 31, 2021
Amounts in thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$359,528	$359,528	$230,415	$230,415
Restricted cash (2)	783	783	4,791	4,791
Loans and receivables (3)	206,456	206,456	38,069	38,069
Investment in ballast water treatment supplier (4)	1,751	1,751	1,751	1,751
Working capital contributions to Scorpio Pools (5)	61,561	61,561	73,161	73,161
Sellers credit on sale leaseback vessels (6)	11,107	11,107	10,793	10,793

Financial liabilities
Accounts payable (7)	$12,866	$12,866	$35,080	$35,080
Accrued expenses (7)	43,446	43,446	24,906	24,906
Secured bank loans (8)	279,933	279,933	566,310	566,310
Sale and leaseback liability (9)	1,546,543	1,546,432	1,648,993	1,639,991
IFRS 16 - Lease liability (10)	522,478	522,809	575,834	575,377
Unsecured Senior Notes Due 2025 (11)	70,712	70,571	69,366	70,209
Convertible Notes Due 2022 (12)	—	—	69,059	69,695
Convertible Notes Due 2025 (12)	222,668	202,111	195,438	208,133
(1)     Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.
(2)     Restricted cash are considered Level 1 items due to the liquid nature of these assets.
(3)     We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.
(4)    We consider the value of our minority interest in our BWTS supplier (as described in Note 6) to be a Level 3 fair value measurement, as this supplier is a private company and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised the put option set forth in the agreement in full). Moreover, we consider that its carrying value approximates fair value given that the value of this investment is contractually limited to the strike prices set forth in the put option that was granted to us and the call option that was granted to the supplier. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million.
(5)    Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For owned vessels, excluding those classified as held for sale, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the unaudited condensed consolidated balance sheets.  We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.
(6)    The seller's credit on sale and leaseback vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the April 2017 sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 6.  This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement.  This deposit has been recorded as a financial asset measured at amortized cost.  The present value of this deposit has been calculated based on the interest rate that is implied in the leases, and the carrying value will accrete over the life of the lease using the effective interest method, through interest income, until expiration. We consider that its carrying value approximates fair value given that its value is contractually fixed based on the terms of each lease.
(7)    We consider that the carrying amounts of accounts payable and accrued expenses approximate fair value due to the relative short maturity of these amounts.
(8)     The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $3.8 million and $6.4 million of unamortized deferred financing fees as of June 30, 2022 and December 31, 2021, respectively.
(9)    The carrying value of our obligations due under sale and leaseback arrangements are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable. These amounts are shown net of $12.2 million and $13.1 million of unamortized deferred financing fees as of June 30, 2022 and December 31, 2021, respectively.
(10)    The carrying values of our lease liabilities accounted for under IFRS 16 - Leases are measured at the present value of the minimum lease payments over the lease term, discounted at our incremental borrowing rate. We consider that the carrying value of leases with variable payments approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using the Company's incremental borrowing rate at June 30, 2022 and December 31, 2021. Accordingly, we consider their fair value to be a Level 2 measurement.
(11)    The carrying value of our Senior Notes Due 2025 shown in the table above is their face value. The Senior Notes Due 2025 are shown net of $2.0 million of deferred financing fees and $0.1 million of unamortized discount on the unaudited condensed consolidated balance sheet as of June 30, 2022. The Senior Notes Due 2025 are shown net of $2.3 million of deferred financing fees and $0.2 million of unamortized discount on the audited condensed consolidated balance sheet as of December 31, 2021. Our Senior Notes Due 2025 are quoted on the New York Stock Exchange under the symbol 'SBBA'. We consider their fair value to be a Level 1 measurement due to their quotation on an active exchange.
(12)    The carrying value of our Convertible Notes Due 2025 shown in the table above is their face value. The liability components of the Convertible Notes Due 2025 have been recorded within Long-term debt on the unaudited condensed consolidated balance sheet as of June 30, 2022. The equity component of the Convertible Notes Due 2025 has been recorded within Additional paid-in capital on the unaudited condensed consolidated balance sheet. These instruments are traded in inactive markets and are valued based on quoted prices on the recent trading activity. Accordingly, we consider their fair value to be a Level 2 measurement. In May 2022, we repaid the aggregate outstanding principal balance of our Convertible Notes Due 2022 upon their maturity.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows. Liquidity risks can manifest themselves when economic conditions deteriorate or when we have significant maturities of our financial instruments.
Financing risks
The financing for one vessel under our 2021 $21.0 Million Credit Facility for $17.5 million is scheduled to mature in December 2022. While we believe our current financial position is adequate to address the maturity of this facility, a deterioration in economic conditions could cause us to pursue other means to raise liquidity, such as through the sale or refinancing of certain vessels, to meet this obligation.
Economic conditions and COVID-19 risks
Since the beginning of calendar year 2020, the outbreak of the COVID-19 virus resulted in a significant reduction in global economic activity and extreme volatility in the global financial markets, the effects of which continued throughout 2021. The easing of restrictive measures that were put in place to combat the spread of the virus, and the successful roll-out of vaccines served as a catalyst for an economic recovery in many countries throughout the world, which has, in part, led to a vastly improved financial performance during the six months ended June 30, 2022. Nevertheless, we expect that the COVID-19 virus will continue to cause volatility in the commodities markets in the future. In particular, the spread of more contagious and vaccine resistant variants, along with the continued implementation of restrictive measures by governments in certain parts of the world, have hampered a full re-opening of the global economy. The scale and duration of these circumstances is unknowable but could have a material impact on our earnings, cash flow and financial condition. An estimate of the impact on our results of operations, financial condition, and future performance cannot be made at this time.
Conflict in Ukraine and related risks
The ongoing military conflict in Ukraine has had a significant direct and indirect impact on the trade of refined petroleum products. This conflict has resulted in the United States, United Kingdom, and the European Union, among other countries, implementing sanctions and executive orders against citizens, entities, and activities connected to Russia. Some of these sanctions and executive orders target the Russian oil sector, including a prohibition on the import of oil from Russia to the United States or the United Kingdom, and the European Union’s recent ban on Russian crude oil and petroleum products which took effect, or are scheduled to take effect in December 2022 and February 2023, respectively. We cannot foresee what other sanctions or executive orders may arise that affect the trade of petroleum products. Furthermore, the conflict and ensuing international response has disrupted the supply of Russian oil to the global market, and as a result, the price of oil and petroleum products has experienced significant volatility. We cannot predict what effect the higher price of oil and petroleum products will have on demand, and it is possible that the current conflict in Ukraine could adversely affect our financial condition, results of operations, and future performance.